UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2016

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC	20016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 2FANNIE (800-232-6643)
(Former Name or Former Address, if Changed Since Last Report): ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2016, the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association) adopted amendments to the company's Bylaws, effective immediately. The principal changes effected by the amended Bylaws are summarized below:

•
Updates to Sections 1.05, 4.13, 4.14 and 4.15 to reflect the replacement of corporate governance regulations issued by the Office of Federal Housing Enterprise Oversight, our former safety and soundness regulator, with regulations issued by the Federal Housing Finance Agency ("FHFA"), our current safety and soundness regulator.

•
Updates to Section 4.14 to specify that the Compensation Committee of the Board of Directors is required by FHFA regulations to comply with the duties and responsibilities set forth under the rules issued by the New York Stock Exchange.

•	The addition of the following new provision that requires the company to have a Risk Committee of the Board of Directors and specifies requirements with which this Committee must comply:
Section 4.16. Risk Committee. The Board of Directors shall have a Risk Committee, as required by Section 1239.11(b) of the FHFA Regulation, as the same may be amended from time to time. The Risk Committee shall comply with the charter, independence, composition, expertise and other requirements set forth under the rules issued by the New York Stock Exchange, as the same may be amended from time to time.

•	Additional ministerial changes relating to the above-referenced amendments, such as updates to section numbers.
The preceding summary description of the amendments is qualified in its entirety by reference to the full text of the amendments, as included in the amended and restated Bylaws. A copy of the company's amended and restated Bylaws, which has been marked to show all amendments adopted by the Board on July 21, 2016 as compared with the prior version of the company's Bylaws, is included as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The exhibit index filed herewith is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Brian P. Brooks
Brian P. Brooks
Executive Vice President, General Counsel and Corporate Secretary
Date: July 26, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1
Fannie Mae Bylaws, as amended and restated through July 21, 2016, marked to show all amendments adopted by the Board of Directors on July 21, 2016 as compared with the prior version of Fannie Mae's Bylaws